Exhibit 10.22.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract Number	Page of Pages
	POHC-2002-D-0003	1 6

2. Amendment/Modification Number	3. Effective Date	4.	Requisition/Purchase Request No.	5.	Project No. (If applicable)
‘M00014	SEE BLOCK 16C BELOW

6. Issued By	Code’	7. Administered By (If other than line 6)
OFFICE OF CONTRACTING AND PROCUREMENT		DEPARTMENT OF HEALTH, OFFICE OF MANAGED
HUMAN CARE AND SERVICES GROUP / DEPARTMENT OF HEALTH		CARE
441 4TH STREET, N.W., SUITE 700 SOUTH		MADICAL ASSISTANCE ADMINISTRATION
WASHINGTON, D. C. 20001		825 NORTH CAPITAL STREET, N.E., 5TH FLOOR
ATTENTION: MS MAUDE HOLT
TELEPHONE: (202) 442-9074

8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)		(X)	9A. Amendment of Solicitation No.
AMERIGROUP MARYLAND, INC.
	AMANAGED CARE ORGANIZATION		9B. Dated (See Item 11)
D.B.A. AMERIGROUP DISTRICT OF COLUMBIA
	750 FIRST STREET, N.E., SUITE 1120		10A. Modification of Contract/Order No.
	WASHINGTON, D. C. 20002		POHC-2002-D-0003
	ATTN: MS. JANE E. THOMPSON — TELEPHONE NO.: (202) 218-4901	X	10B. Dated (See Item 13)
Code	Facility		AUGUST 1, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning       copies of the amendment (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(X)	A. This change order is issued pursuant to: (Specify Authority) The changes set forth in Item 14 are made in the contract/order no. in item 10A.

X	B. The above numbered contract/order is modified to reflect the administrative changes (such as changes In paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.

C. This supplemental agreement is entered into pursuant to authority of:

D. Other (Specify type of modification and authority) AGREEMENT BETWEEN THE PARIES
X

E. IMPORTANT:       Contractor ☐ is not,       ☒ is required to sign this document and return       2       copies to the Issuing office.

14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

     THE CONTRACTOR’S TRADE NAME LISTED IN BLOCK 8, ABOVE, IS HEREBY CHANGED AS NOTED ON PAGE 2 OF THIS MODIFICATION.

Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect

15A. Name and Title of Signer (Type or print)		16A. Name of Contracting Officer
Jane E. Thompson CEO		ESTHER M. SCARBOROUGH

15B Name of Contractor	15C. Date Signed	16B. District of Columbia		16C. Date Signed

7/7/04
AMERIGROUP District of COLUMBIBA

(Signature of person authorized			(Signature of Contracting Officer)

* Government of the District of Columbia	Office of Contracting & Procurement	DC OCP 202 (7-99)

Exhibit 10.22.5

MODIFICATION NUMBER M0014

TO

CONTRACT NUMBER: POHC-2002-D-0003

Exhibit 10.22.5

MODIFICATION NUMBER M0014

TO

CONTRACT NUMBER: POHC-2002-D-0003

CONTRACTOR: AMERIGROUP MARYLAND, INC\ A
MANAGED CARE ORGINAZION
D.B.A. AMERIGROUP DISTRICT OF COLUMBIA

A.	Contract number POHC-2002-D-0003 dated 4-1-02, Section AA, page la, subsection A.2 ‘DOCUMENTS ATTACHED AND INCORPORATED BY REFERENCE” are modified to reflect the correct corporate name.

1.	Attachment 3 — Amendments Number 001 to.0001 (highest to lowest), Block 15B “Name of Contractor” — AMERICAID Community Care

2.	Attachment 4 — Proposal dated December 27, 2000 (Technical only) Submitted by AMERICAID Community Care

3.	Attachment — 5 — First Best And Final Offer dated May 21, 2001 (Technical Proposal only) submitted by AMERICAID Community Care

4.	Attachment — 5 — Second Best And Final Offer dated May 21, 2001 (Technical Proposal only) submitted by AMERICAID Community Care

B.	The Contract POHC-2002-D-0003 and all Modifications documents listed below are modified to reflect the correct corporate name:

1.	The Contractor’s corporate name identified in Block 7 of page 1 of the Award/Contract form dated 4-1-02, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

2.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 7 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

EXHIBIT 10.22.5

MODIFICATION NUMBER M0014

TO

CONTRACT NUMBER: POHC-2002-D-0003

3.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 8 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

4.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 9 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

5.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 10 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

6.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 11 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

7.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 12 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

8.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 13 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

EXHIBIT 10.22.5

MODIFICATION NUMBER M0014

TO

CONTRACT NUMBER: POHC-2002-D-0003

9.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 14 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

10.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 15 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

11.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 16 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

12.	The Contractor’s corporate name identified in Section B.6.2 on the top of page 17 of the original contract is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

13.	The Contractor’s corporate name identified in Block 8 of Modification M0001, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, dated 4-9-02, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
D.B.A AMERIGROUP District of Columbia

Exhibit 10.22.5

MODIFICATION NUMBER M0014

TO

CONTRACT NUMBER: POHC-2002-D-0003

14.	The Contractor’s corporate name identified in Block 8 of Modification M0002, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, dated 4-9-02, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

15.	The Contractor’s corporate name identified in Block 8 of Modification M0003, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, dated 7-18-02, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

16.	The Contractor’s corporate name identified in Block 8 of Modification M0004, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, dated 7-17-02, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

17.	The Contractor’s corporate name identified in Block 8 of Modification M0005, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form and on top of page 2 of Modification M0005, dated 9-19-02, are corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

18.	The Contractor’s corporate name identified in Block 8 of Modification M0006, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form and top of page 2 of Modification M0006, dated 7-31-03, are corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

Exhibit 10.22.5

MODIFICATION NUMBER M0014

TO

CONTRACT NUMBER: POHC-2002-D-0003

19.	The Contractor’s corporate name identified in Block 8 of Modification M0007, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, 7-17-03, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

20.	The Contractor’s corporate name identified in Block 8 of Modification M0008, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, 8-4-03, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

21.	The Contractor’s corporate name identified in Block 8 of Modification M0009, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, 8-12-03, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

22.	The Contractor’s corporate name identified in Block 8 of Modification M0010, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, dated 8-8-03, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

23.	The Contractor’s corporate name identified in Block 8 of Modification M0011, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, dated 8-18-03, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

Exhibit 10.22.5

MODIFICATION NUMBER M0014
TO
CONTRACT NUMBER: POHC-2002-D-0003

24.	The Contractor’s corporate name identified in Block 8 of Modification M0012, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, 3-12-04, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

25.	The Contractor’s corporate name identified in Block 8 of Modification M0013, page 1 of “AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT form, dated 5-17-04, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

C.	Delivery Order POHC-2002-F-0001 to Contract POHC-2002-D-0003 and all Modifications documents listed below are modified to reflect the correct corporate name:

1. The Contractor’s corporate name identified in Block 17A of
Delivery Order POHC-2002-F-0001, page 1, dated 4-9-02, is
corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA

2. The Contractor’s corporate name identified in Block 8 of
Modification M0001, page 1 of “AMENDMENT OF
SOLICITATION/MODIFICATION OF CONTRACT form, dated 4-9-02 to Delivery
Order POHC-2002-F-0001, is corrected to read as follows:

AMERIGROUP MARYLAND, INC. A
Managed Care Organization
DBA AMERIGROUP DISTRICT OF COLUMBIA